Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 31, 2021, is made by and between Simplicity Esports and Gaming Company, a Delaware corporation (the “Company”), and LGH Investments, LLC (the “Holder”). The Company and the Holder are hereinafter sometimes collectively referred to as the “Parties” and each a “Party” to this Agreement.

RECITALS

WHEREAS, the Company’s Board of Directors (the “Board”) has unanimously approved, upon the terms and subject to the conditions of, that certain Securities Purchase Agreement, of even date herewith, by and between the Holder and the Company (the “Securities Purchase Agreement”), that the Company shall issue and sell to Holder a convertible promissory note in the principal amount of $200,000.00 (the “Note”), (together with the Note, and any shares of common stock in the Company issuable upon conversion, the “Securities”), to the Holder; and

WHEREAS, to induce the Holder to execute and deliver the Securities Purchase Agreement and this Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder, and applicable state securities laws, with respect to the shares of Securities issuable pursuant to the Securities Purchase Agreement.

NOW, THEREFORE, for and in consideration of the foregoing premises, the agreements and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder, intending to be legally bound, hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

a. “Closing Date” has the meaning given in the Securities Purchase Agreement.

b. “Effective Date” shall mean the date the SEC declares the Registration Statement effective and the Company has filed all necessary amendments, including the letter to request accelerated effectiveness and the Prospectus covering the resale of Registrable Securities.

c. “Filing Date” shall mean the date the Registration Statement has been filed with the SEC (as determined by EDGAR) and no stop order of acceptance has been issued by the SEC.

d. “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

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e. “Principal Market” means any of the New York Stock Exchange (including NYSE American), any tier of the Nasdaq Stock Market, or any tier of the OTC Markets, whichever is the principal market on which the Securities are listed.

f. “Purchase Amount” means the Purchase Price, as such term is defined in the Securities Purchase Agreement.

g. “Register”, “Registered” and “Registration” refer to a registration effected by preparing and filing with the SEC one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for Note securities on a continuous basis (“Rule 415”), and effectiveness of such Registration Statement(s).

h. “Registrable Securities” means the shares of Common Stock issued or issuable (i) pursuant to the Securities Purchase Agreement, including shares issued pursuant to any conversion of the Note, and (ii) any shares of capital stock issued or issuable with respect to the Securities as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (x) included in a Registration Statement that has been declared effective by the SEC, (y) sold under circumstances meeting all of the applicable conditions of Rule 144, promulgated under the Securities Act or (z) saleable without limitation as to time, manner and volume pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act. In addition, the Registrable Securities shall include the shares of Common Stock owned by the Holder and any shares of Common Stock issuable upon conversion or exercise of any existing securities between the Holder and the Company.

i. “Registration Statement” means a registration statement of the Company filed with the SEC under the Securities Act.

j. “SEC” means the United States Securities and Exchange Commission.

All capitalized terms used but not defined in this Agreement shall have the meaning ascribed to them in the Securities Purchase Agreement; provided however, that any references to Fixed Conversion Price shall have the meaning ascribed to them in the Note.

For the purposes of determining dates for penalties or filing deadlines, as outlined in this Agreement, both Parties agree that the date given by the SEC shall constitute the official date.

2. Registration.

a. Mandatory Registration. Pursuant to the terms and conditions herein, the Company shall prepare and file with the SEC a Registration Statement or Registration Statements (as is necessary) covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 415 promulgated under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Company shall initially register for resale all of the Registrable Securities, or an amount equal to the maximum amount allowed under Rule 415 (a)(1)(i) as interpreted by the SEC. In the event the Company cannot register sufficient shares to cover the Registerable Securities, due to the remaining number of authorized shares of Common Stock being insufficient, the Company will use its commercially reasonable efforts to register the maximum number of shares of Common Stock it can, based upon the remaining balance of authorized shares of Common Stock and will use its commercially reasonable efforts to increase the number of its authorized shares of Common Stock as soon as reasonably practicable.

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b. The Company shall use its commercially reasonable efforts to have the Registration Statement filed with the SEC within ninety (90) days following the Closing Date (the “Filing Deadline”). If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not filed by the Filing Deadline, then the Company shall pay the Holder the sum of one percent (1%) of the Purchase Amount as liquidated damages, and not as a penalty. The liquidated damages set forth in this Section 2(b) shall be paid, at the Holder’s option, in cash or shares of Common Stock priced at the Fixed Conversion Price, or in portions thereof. Failure of the Company to make payment within five (5) business days of the Filing Deadline shall be considered a breach of this Agreement.

Notwithstanding the foregoing, the amounts payable by the Company pursuant to this Section 2 shall not be payable to the extent any delay in the filing of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Holder or is otherwise attributable to the Holder.

The Company acknowledges that its failure to have the Registration Statement filed by the Filing Deadline will cause the Holder to suffer irreparable harm, and, that damages will be difficult to ascertain. Accordingly, the Parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The Parties acknowledge and agree that the liquidated damages provision set forth in this Section 2(b) represents the Parties’ good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities and deliver the Registrable Securities and the Securities pursuant to the terms of this Agreement and the Securities Purchase Agreement.

c. The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC within one hundred twenty (120) calendar days after the Closing Date (the “Effective Deadline”). If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof has not become effective by the Effective Deadline, then the Company shall pay the Holder the sum of one percent (1%) of the Purchase Amount as liquidated damages, and not as a penalty. The liquidated damages set forth in this Section 2(c) shall be paid, at the Holder’s option, in cash or shares of Common Stock priced at the Fixed Conversion Price, or portion thereof. Failure of the Company to make payment within five (5) business days of the date the Registration Statement is declared effective by the SEC shall be considered a breach of this Agreement.

If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof has become effective, and, thereafter, the Holder’s right to sell is suspended, for any reason, then the Company shall pay the Holder the sum of one percent (1%) of the Purchase Amount (the “Suspension Damages”). The Suspension Damages shall be paid, at the Holder’s option, in cash or shares of Common Stock priced at the Fixed Conversion Price, or portion thereof. Failure of the Company to make payment of the Suspension Damages within five (5) business days after they become payable shall be considered a breach of this Agreement.

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Notwithstanding the foregoing, the amounts payable by the Company pursuant to this Section 2(c) shall not be payable to the extent any delay in the effectiveness of the Registration Statement or any suspension of the effectiveness occurs because of an act of, or a failure to act or to act timely by the Holder or is otherwise attributable to the Holder.

Further, if the Registration Statement prohibits, or otherwise limits, the ability of the Holder to sell any of the Registrable Securities at the prevailing market price (each or any, a “Price Restriction”), the Company’s obligations under this Section 2(c) shall not be met. For avoidance of doubt, the Registration Statement will not be considered effective for purposes of this Agreement if there is a Price Restriction on the Registrable Securities, despite the Registration Statement being otherwise declared effective by the SEC.

The Company acknowledges that its failure to have the Registration Statement become effective by the Effective Deadline or to permit the suspension of the effectiveness of the Registration Statement, will cause the Holder to suffer irreparable harm and, that damages will be difficult to ascertain. Accordingly, the Parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The Parties acknowledge and agree that the liquidated damages provision set forth in this Section 2(c) represents the Parties’ good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities and deliver the Registrable Securities and the Securities pursuant to the terms of this Agreement and the Securities Purchase Agreement.

d. The Company agrees to only register such securities as are necessary to meet its obligations to the Holder hereunder including the Securities and any other of the Company’s securities held by the Holder, and agrees not to register additional securities without the Holder’s prior written consent to be agreed upon in writing by the Holder before the Filing Date. Furthermore, the Company agrees that it will not file any other Registration Statement, including those on Form S-8 or Form S-4, for other securities, for a period of twelve (12) months from the Closing Date, unless it has the prior written approval from the Holder. Failure to obtain prior written approval from the Holder will cause the Holder to suffer damages that will be difficult to ascertain. Accordingly, the Parties agree that it is appropriate to include a provision for liquidated damages and the Company agrees to pay the Holder the sum of one percent (1%) of the Purchase Amount as liquidated damages and not as a penalty for each thirty (30) calendar day period, pro rata, compounded daily, until the unauthorized Registration Statement is withdrawn.

3. Related Obligations.

At such time as the Company is obligated to prepare and file a Registration Statement with the SEC pursuant to Section 2(a) hereof, the Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, with respect thereto, the Company shall have the following obligations:

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a. The Company shall use its commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to keep such Registration Statement effective pursuant to Rule 415 under the Securities Act until the date on which the Holder shall have sold all the Registrable Securities or the shares of Common Stock included therein otherwise cease to be Registrable Securities (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall, as of the date thereof, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 under the Securities Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in such Registration Statement. In the event the number of shares of Registrable Securities available under a Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within thirty (30) calendar days after the necessity therefor arises (based on relevant factors on which the Company reasonably elects to rely), assuming the Company has sufficient authorized shares at that time, and if it does not, within thirty (30) calendar days after such shares are authorized. The Company shall use it commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

c The Company shall furnish to the Holder and its legal counsel without charge and upon request (i) promptly after the same is prepared and filed with the SEC at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities. The Company filing the documents described in this paragraph through EDGAR shall constitute delivery.

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d. [RESERVED]

e. The Company shall immediately notify the Holder in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, would then contain an untrue statement of a material fact or omission to state a material fact, which would otherwise be required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, as a result, is required to be supplemented or as a result of which the Registration Statement is required to be amended (“Registration Default”) and use all diligent efforts to promptly prepare any necessary supplement to such prospectus or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default, (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and deliver one (1) copy of such supplement or amendment to Holder (or such other number of copies as Holder may reasonably request; delivery via EDGAR shall constitute delivery). Failure to cure the Registration Default within five (5) business days shall result in the Company paying liquidated damages of one percent (1%) of the Purchase Amount for each thirty (30) calendar day period or portion thereof, beginning on the date of suspension. The Company shall also promptly notify Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Holder by facsimile on the same day of such effectiveness and by overnight mail); (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information; (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate; (iv) in the event the Registration Statement is no longer effective; or (v) the Registration Statement is stale for a period of more than five (5) trading days as a result of the Company’s failure to timely file its financials with the SEC.

The Company acknowledges that its failure to cure the Registration Default within five (5) business days will cause the Holder irreparable harm, and that damages will be difficult to ascertain. Accordingly, the Parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The Parties acknowledge and agree that the liquidated damages provision set forth in this Section 4(e) represents the Parties’ good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty.

It is the intention of the Parties that interest payable under any of the terms of this Agreement shall not exceed the maximum amount permitted under any applicable law. If a law, which applies to this Agreement which sets the maximum interest amount, is finally interpreted so that the interest in connection with this Agreement exceeds the permitted limits, then: (1) any such interest shall be reduced by the amount necessary to reduce the interest to the permitted limit; and (2) any sums already collected (if any) from the Company which exceed the permitted limits will be refunded to the Company. The Holder may choose to make this refund by reducing the amount that the Company owes under this Agreement or by making a direct payment to the Company. If a refund reduces the amount that the Company owes the Holder, the reduction will be treated as a partial payment. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

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f. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holder of the issuance of such order and the resolution thereof. The Company will immediately notify the Holder of a proceeding, or threat of proceeding of which the Company becomes aware, the result of which could affect the effectiveness of the registration statement.

g. The Company shall permit the Holder and its counsel, of the Holder’s choosing, to review and comment upon all Registration Statements, amendments and supplements, at least seven (7) days prior to filing. The Company shall not file any Registration Statement with which Holder or its counsel reasonably objects.

h. The Company shall make available for inspection by (i) the Holder and (ii) one firm of attorneys and one firm of accountants or other agents retained by the Holder at Holder’s expense (collectively, the “Inspectors”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to the Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. The Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

i. The Company shall hold in confidence and not make any disclosure of information concerning the Holder unless (i) disclosure of such information is necessary to comply with federal or state securities laws or in connection with fulfilling the obligations of the Company hereunder, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holder and allow the Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

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j. If necessary, the Company shall use its commercially reasonable efforts to secure designation and quotation of all the Registrable Securities covered by any Registration Statement on the Principal Market. If, despite the Company’s commercially reasonable efforts, the Company is unsuccessful in satisfying this obligation, it shall use its commercially reasonable efforts to cause all the Registrable Securities covered by any Registration Statement to be listed on each other national securities exchange and automated quotation system, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or system. If, despite the Company’s commercially reasonable efforts, the Company is unsuccessful in satisfying its obligation in this Section, it will use its commercially reasonable efforts to secure the inclusion for quotation with Pink Sheets, LLC. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

k. The Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holder may reasonably request and registered in such names of the Persons who shall acquire such Registrable Securities from the Holder, as the Holder may request.

l. The Company shall provide a transfer agent for all the Registrable Securities not later than the Effective Date of the first Registration Statement filed pursuant hereto.

m. If requested by the Holder, the Company shall (i) as soon as reasonably practical, incorporate in a prospectus supplement or post-effective amendment such information as Holder reasonably determines should be included therein relating to the sale and distribution of Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by Holder.

n. The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

o. The Company shall make available to the Holder as soon as reasonably practical, but not later than ninety (90) calendar days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of any Registration Statement. Filing via EDGAR shall constitute delivery.

p. The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

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q. Within five (5) business days after the Registration Statement which includes Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities, with copies to the Holder, confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

r. After the SEC declares the Registration Statement cleared of all comments and the Company’s acceptance of the effectiveness of the Registration Statement, the Company shall file a prospectus covering the resale of the Registrable Securities (the “Prospectus”) within five (5) trading days.

s. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holder of the Registrable Securities pursuant to a Registration Statement.

t. In addition to the obligation to register the Registerable Securities under a Registration Statement hereunder, so long as any amounts remain outstanding under the Note, Holder shall also have the right to obtain any unallocated shares under any outstanding effective registration statement of the Company for any conversions under the Note. The Company shall first offer allocation of any unallocated shares to Holder before allocating them to any other person. Further, any Registered Securities offered by the Company, shall first be made to the Holder. Holder shall have five (5) business days to either accept the offer of Registered Securities, in whole or in part, or to decline such offer. The Company shall be able to offer and sell any number of Registered Securities offered to, but not purchased by, Holder after five (5) business days.

4. Obligations Of The Holder.

a. At least five (5) calendar days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Holder in writing of the information the Company requires from the Holder. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that the Holder furnishes to the Company that information regarding itself, the Registrable Securities and the intended method of disposition of the Registrable Securities as shall reasonably be required to effect the registration of such Registrable Securities and the Holder shall execute such documents in connection with such registration as the Company may reasonably request. The Holder covenants and agrees that, in connection with any resale of Registrable Securities by it pursuant to a Registration Statement, it shall comply with the “Plan of Distribution” section of the current prospectus relating to such Registration Statement.

b. The Holder, by the Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested thereby in connection with the preparation and filing of any Registration Statement hereunder and in responding to SEC comments in connection therewith.

c. The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) hereof or the first sentence of Section 3(e) hereof, the Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) hereof or the first sentence of Section 3(e) hereof.

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5. Expenses Of Registration.

All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 2 and Section 3 hereof, including, without limitation, all registration, listing and qualifications fees, printing and accounting fees, and reasonable fees and disbursements of counsel for the Company shall be paid by, and are the sole obligation of, the Company, other than as specifically set forth herein.

6. Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a. To the fullest extent permitted by law, the Company agrees to indemnify, hold harmless and defend the Holder, the directors, officers, partners, employees, counsel, agents, representatives of, and each Person, if any, who controls, Holder within the meaning of the Securities Act or the Exchange Act (each, a “Holder Indemnified Party”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” Laws of any jurisdiction in which the Holder has requested in writing that the Company register or qualify the Registrable Securities (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other Law, including, without limitation, any state securities Law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement, and the Company shall notify Purchaser promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to the restrictions set forth in Section 6(d) hereof with respect to the number of legal counsel, the Company shall reimburse the Holder and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim related to a Violation. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) (i) shall not apply to a Claim arising out of or based upon a Violation which is due to the inclusion in the Registration Statement of the information furnished to the Company by any Holder Indemnified Party expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on (a) a failure of the Holder to deliver or to cause to be delivered the prospectus made available by the Company or (b) the Holder Indemnified Party’s use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; (iii) any claims based on the manner of sale of the Registrable Securities by the Holder or of the Holder’s failure to register as a dealer under applicable securities Laws; (iv) any omission of the Holder to notify the Company of any material fact that should be stated in the Registration Statement or prospectus relating to the Holder or the manner of sale; and (v) any amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Party and shall survive the resale of the Registrable Securities by the Holder pursuant to the Registration Statement.

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b. Holder agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of the Company, each individual or entity who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual (each a “Company Indemnified Party”) against any Claim or Indemnified Damages to which any of them may become subject insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation is incurred, arises out of or related to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, but only to the extent that such untrue statements or omissions are based upon information regarding Holder furnished to the Company by Holder for use therein, and the Holder will reimburse any legal or other expenses reasonably incurred by any Company Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. Holder shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which Holder is aware.

c. Any indemnity hereunder shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnified Party or Company Indemnified Party (each, an “Indemnified Party”), as applicable, and shall survive the resale of the Registrable Securities by the Holder pursuant to the Registration Statement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus were corrected on a timely basis in the prospectus, as then amended or supplemented. This indemnification provision shall apply separately to each Holder and liability hereunder shall not be joint and several.

d. Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Parties, as applicable, and such counsel shall be selected by the Holder, if the Holder is entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.

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e. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

f. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 hereof to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 hereof; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. Reports Under The Exchange Act.

With a view to making available to the Holders the benefits of Rule 144 under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration (“Rule 144”) the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

c. furnish to the Holder so long as the Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

9. No Assignment Of Registration Rights.

The registration rights and obligations under this Agreement shall not be assignable.

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10. Amendment Of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of both the Company and the Holder. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Holder and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the Parties to this Agreement.

11. Miscellaneous.

a. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses for such communications are as set forth on the signature page to this Agreement. Each Party shall provide five (5) business days prior notice to the other Party of any change in address, phone number or facsimile number.

b. Failure of any Party to exercise any right or remedy under this Agreement or otherwise, or delay by a Party in exercising such right or remedy, shall not operate as a waiver thereof.

c. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the Parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. The Parties submit to the jurisdiction of the state of California and federal courts in the county of San Diego, California, and agree that any legal action or proceeding relating to this Agreement may be brought in those courts.

d. This Agreement, the Note, and the Securities Purchase Agreement constitute the entire set of agreements among the Parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the Parties hereto with respect to the subject matter hereof and there. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or in the Note, or the Securities Purchase Agreement.

e. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

f. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a Party shall constitute a valid and binding execution and delivery of this Agreement by such Party. Such facsimile copies shall constitute enforceable original documents.

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g. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

h. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent and no rules of strict construction will be applied against any Party.

i. The Company hereby represent and warrants to the Holder that: (i) it has voluntarily entered into this Agreement of its own freewill, (ii) it is not entering into this Agreement under economic duress, (iii) the terms of this Agreement are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with its entering into this Agreement.

j. Notwithstanding anything in this Agreement to the contrary, the Parties hereto hereby acknowledge and agree to the following: (i) the Holder makes no representations or covenants that it will not engage in trading in the securities of the Company; (ii) the Company has not and shall not provide material non-public information to the Holder unless prior thereto the Holder shall have executed a written agreement regarding the confidentiality and use of such information; and (iii) the Company understands and confirms that the Holder will be relying on the acknowledgements set forth in clauses (i) through (iii) above if the Holder effects any transactions in the securities of the Company.

12. Waiver.

Any Party’s delay or failure at any time or times hereafter to require strict performance by other Party of any undertakings, agreements or covenants shall not waive, affect, or diminish any right of the first Party under this Agreement to demand strict compliance and performance herewith. Any waiver by a Party of any breach under this Agreement (an “Event of Default”) shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of a Party contained in this Agreement, and no Event of Default by a Party, shall be deemed to have been waived by the other Party other than in a writing signed by the waiving Party. This Agreement may not be amended, changed or modified other than by an instrument in writing specifying such amendment and signed by both Parties.

13. Payment Of Liquidated Damages.

Any liquidated damages or other fees incurred herein by the Company for failure to act in a timely manner shall be charged to the Purchase Amount, unless specifically noted otherwise. The Holder reserves the rights to take payment of such amounts in cash or in Securities priced at the Fixed Conversion Price.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Registration Rights Agreement to be duly executed on the day and year first above written.

THE COMPANY:

SIMPLICITY ESPORTS AND GAMING COMPANY

By:	/s/ Roman Franklin
Name:	Roman Franklin
Title:	Chief Executive Officer
Address:	7000 West Palmetto Park Road, Suite 505
Boca Raton, Florida 33433

HOLDER:

LGH Investments, LLC
(entity name, if applicable)

By:	/s/ Luke Hoppel
Name:	Luke Hoppel, Manager
Address:

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EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

Date: __________

[TRANSFER AGENT]

Re: Simplicity Esports and Gaming Company

Ladies and Gentlemen:

We are counsel to Simplicity Esports and Gaming Company, a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by and among the Company and LGH Investments, LLC (the “Holder”), pursuant to which the Company has agreed to issue to the Holder, a Convertible Promissory Note (the “Securities”) on the terms and conditions set forth in the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holder (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of the Common Stock of the Company issued or issuable under the Securities Purchase Agreement, or the Note under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 20__, the Company filed a Registration Statement on Form ________ (File No. 333-________) (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Holder as a selling shareholder thereunder.

In connection with the foregoing, we advise you that the Registration Statement has become effective under the Securities Act at [enter the time of effectiveness] on [enter the date of effectiveness] and to the best of our knowledge, after telephonic inquiry of a member of the SEC’s staff, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

[Company Counsel]

By:

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